Summary Prospectus September 1, 2015 as amended March 23, 2016

Franklin
Flex Cap Growth Fund

Franklin
Strategic Series

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, statement of additional information and other information about the Fund online at www.franklintempleton.com/prospectus. You can also get this information at no cost by calling (800) DIAL BEN/342-5236 or by sending an e-mail request to prospectus@franklintempleton.com. The Fund's prospectus and statement of additional information, both dated September 1, 2015, as may be supplemented, are all incorporated by reference into this Summary Prospectus.

Class A	Class C	Class R	Class R6	Advisor Class
FKCGX	FCIIX	FRCGX	FFCRX	FKCAX

The Board of Trustees of Franklin Strategic Series recently approved a proposal to reorganize the Franklin Flex Cap Growth Fund (the “Fund”) with and into the Franklin Growth Opportunities Fund. It is anticipated that in the second quarter of 2016, shareholders of the Fund will receive a Proxy and Prospectus/Proxy Statement requesting their votes on the reorganization. If approved by the Fund’s shareholders, the transaction is currently expected to be completed on or about August 26, 2016.

Effective at the close of market (1:00 p.m. Pacific time or close of the New York Stock Exchange, whichever is earlier) on April 25, 2016, the Fund will be closed to all new investors except as noted below. Existing investors who had an open and funded account on April 25, 2016, can continue to invest in the Fund through exchanges and additional purchases after such date. The following categories of investors may continue to open new accounts in the Fund after the close of market on April 25, 2016: (1) clients of discretionary investment allocation programs where such programs had investments in the Fund prior to the close of market on April 25, 2016; and (2) Employer Sponsored Retirement Plans or benefit plans and their participants where the Fund was available to participants prior to the close of market on April 25, 2016. The Fund will not accept any additional purchases after the close of market on or about August 19, 2016. The Fund reserves the right to change this policy at any time.

Investment Goal

Capital appreciation.

Fees and Expenses of the Fund

These tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts in Class A if you and your family invest, or agree to invest in the future, at least $50,000 in Franklin Templeton funds. More information about these and other discounts is available from your financial professional and under “Your Account” on page 101 in the Fund's Prospectus and under “Buying and Selling Shares” on page buySellPageNumber of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	5.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as percentage of the lower of original purchase price or sale proceeds)	None[1]	1.00%	None	None	None

1. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see "Investments of $1 Million or More" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class R	Class R6	Advisor Class
Management fees	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.25%	1.00%	0.50%	None	None
Other expenses	0.23%	0.23%	0.23%	0.02%	0.23%
Total annual Fund operating expenses	0.94%	1.69%	1.19%	0.48%	0.69%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$ 665	$ 857	$ 1,065	$ 1,663
Class C	$ 272	$ 533	$ 918	$ 1,998
Class R	$ 121	$ 378	$ 654	$ 1,443
Class R6	$ 49	$ 154	$ 269	$ 604
Advisor Class	$ 70	$ 221	$ 384	$ 859
If you do not sell your shares:
Class C	$ 172	$ 533	$ 918	$ 1,998

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 74.72% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund invests predominantly in equity securities of companies that the investment manager believes have the potential for capital appreciation. The equity securities in which the Fund invests are predominantly common stock.

The Fund has the flexibility to invest in companies located, headquartered, or operating inside and outside the United States, across the entire market capitalization spectrum from small, emerging growth companies to well-established, large-cap companies. At times, a significant to substantial portion of the Fund's investments may be in smaller and mid-size companies.

In evaluating sector (broad industry) weightings in the Fund's investment portfolio, the investment manager considers, but may deviate from, the relative weightings of sectors in the Russell 3000® Growth Index and the Russell 1000® Growth Index. Consequently, the Fund is likely to have significant positions in particular sectors such as technology (including electronic technology and technology services) and healthcare (including biotechnology and healthcare services).

The investment manager uses fundamental, "bottom-up" research to seek companies meeting its criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, the investment manager looks for companies that it believes can produce sustainable earnings and cash flow growth, evaluating the long term market opportunity and competitive structure of an industry to target leaders and emerging leaders. In assessing value, the investment manager considers whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Principal Risks

You could lose money by investing in the Fund. Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government.

Market   The market values of securities or other investments owned by the Fund will go up or down, sometimes rapidly or unpredictably. The market value of a security or other investment may be reduced by market activity or other results of supply and demand unrelated to the issuer. This is a basic risk associated with all securities. When there are more sellers than buyers, prices tend to fall. Likewise, when there are more buyers than sellers, prices tend to rise.

Stock prices tend to go up and down more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various stocks held by the Fund.

Growth Style Investing   Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term.

Focus   To the extent that the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, the Fund may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Smaller and Midsize Companies   Securities issued by smaller and midsize companies may be more volatile in price than those of larger companies, involve substantial risks and should be considered speculative. Such risks may include greater sensitivity to economic conditions, less certain growth prospects, lack of depth of management and funds for growth and development, and limited or less developed product lines and markets. In addition, smaller and midsize companies may be particularly affected by interest rate increases, as they may find it more difficult to borrow money to continue or expand operations, or may have difficulty in repaying any loans.

Management   The Fund is subject to management risk because it is an actively managed investment portfolio. The Fund's investment manager applies investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results.

Foreign Securities   Investing in foreign securities typically involves more risks than investing in U.S. securities, including risks related to currency exchange rates and policies, country or government specific issues, less favorable trading practices or regulation and greater price volatility. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations.

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund's performance from year to year for Class A shares. The table shows how the Fund's average annual returns for 1 year, 5 years, 10 years or since inception, as applicable, compared with those of a broad measure of market performance. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. You can obtain updated performance information at franklintempleton.com or by calling (800) DIAL BEN/342-5236.

The secondary index in the table below shows how the Fund's performance compares to a group of securities that aligns more closely with the Fund's investment strategies.

Sales charges are not reflected in the bar chart, and if those charges were included, returns would be less than those shown.

Class A Annual Total Returns

Best Quarter:	Q1'12	16.37%
Worst Quarter:	Q4'08	-22.29%
As of June 30, 2015, the Fund's year-to-date return was 6.91%.

Average Annual Total Returns
(figures reflect sales charges)

For the periods ended December 31, 2015

	1 Year	5 Years	10 Years
Franklin Flex Cap Growth Fund - Class A
Return Before Taxes	0.13%	10.93%	6.47%
Return After Taxes on Distributions	-3.90%	9.02%	5.52%
Return After Taxes on Distributions and Sale of Fund Shares	2.77%	8.57%	5.16%
Franklin Flex Cap Growth Fund - Class C	4.58%	11.42%	6.31%
Franklin Flex Cap Growth Fund - Class R	5.96%	11.98%	6.84%
Franklin Flex Cap Growth Fund - Class R6	6.72%	20.27%[1]	—
Franklin Flex Cap Growth Fund - Advisor Class	6.50%	12.54%	7.38%
S&P 500® Index (index reflects no deduction for fees, expenses or taxes)	13.69%	15.46%	7.68%
Russell 3000® Growth Index (index reflects no deduction for fees, expenses or taxes)	12.44%	15.89%	8.50%
Russell 1000® Growth Index (index reflects no deduction for fees, expenses or taxes)	13.05%	15.82%	8.49%

1. Since inception May 1, 2013.

No one index is representative of the Fund's portfolio.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class A and after-tax returns for other classes will vary.

Investment Manager

Franklin Advisers, Inc. (Advisers)

Portfolio Managers

Conrad B. Herrmann, CFA   Senior Vice President of Advisers and portfolio manager of the Fund since 1993.

Matthew J. Moberg, CPA   Vice President of Advisers and portfolio manager of the Fund since 2000.

Robert Stevenson, CFA   Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2013.

Effective May 1, 2016, the portfolio managers are:

Matthew J. Moberg, CPA   Vice President of Advisers and portfolio manager of the Fund since 2000.

Robert Stevenson, CFA   Portfolio Manager and Research Analyst of Advisers and portfolio manager of the Fund since 2013.

Purchase and Sale of Fund Shares

You may purchase or redeem shares of the Fund on any business day online through our website at franklintempleton.com, by mail (Franklin Templeton Investor Services, P.O. Box 997151, Sacramento, CA 95899-7151), or by telephone at (800) 632-2301. For Class A, C and R, the minimum initial purchase for most accounts is $1,000 (or $50 under an automatic investment plan). Class R6 and Advisor Class are only available to certain qualified investors and the minimum initial investment will vary depending on the type of qualified investor, as described under "Your Account — Choosing a Share Class — Qualified Investors — Class R6" and "— Advisor Class" in the Fund's prospectus.

Taxes

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case your distributions would generally be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and
Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

Franklin Templeton Distributors, Inc. One Franklin Parkway San Mateo, CA 94403-1906 franklintempleton.com Franklin Flex Cap Growth Fund

Investment Company Act file #811-06243
© 2016 Franklin Templeton Investments. All rights reserved.
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